                                                                    Exhibit 10.5

                               SECURITY AGREEMENT
                               ------------------

         THIS SECURITY AGREEMENT (this "Agreement"), dated as of March 31, 2001, is made by and among XCEL PHARMACEUTICALS, INC., a Delaware corporation ("Debtor") and ELAN PHARMA INTERNATIONAL LIMITED, a corporation organized under the laws of the Republic of Ireland (together with its successors and assigns, called the "Lender").

         Debtor and Lender hereby agree as follows:

         SECTION 1. Definitions; Interpretation.
                    ---------------------------

         (a) All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Product Acquisition Financing Agreement.

         (b) As used in this Agreement, the following terms shall have the following meanings:

         "Collateral" has the meaning set forth in Section 2.
          ----------

         "Documents" means this Agreement, the Product Acquisition Financing
          ---------
Agreement, any Acquisition Notes, the Line of Credit Note, the Diastat Purchase Agreement, the Mysoline Purchase Agreement, any other Acquisition Financing Documents, and all other certificates, documents, agreements and instruments delivered to Lender under or in connection with the Product Acquisition Financing Agreement or any of the foregoing.

         "Event of Default" has the meaning set forth in Section 6.
          ----------------

         "Lien" means any mortgage, deed of trust, pledge, security interest,
          ----
assignment, deposit arrangement, charge or encumbrance, lien, or other type of preferential arrangement.

         "Notes" means each Acquisition Note (if any) and the Line of Credit
          -----
Note executed by Debtor to the order of Lender pursuant to the Product Acquisition Financing Agreement.

         "Obligations" means all indebtedness, liabilities and other obligations
          -----------
of Debtor to Lender, including, without limitation, as evidenced by this Agreement, the Product Acquisition Financing Agreement, the other Documents, and all unpaid principal of any Notes, all interest accrued thereon, all fees and all other amounts payable by Debtor to Lender thereunder or in connection therewith.

         "Person" means an individual, corporation, partnership, joint venture,
          ------
trust, unincorporated organization, governmental agency or authority, or any other entity of whatever nature.

                                       1.

         "Product Acquisition Financing Agreement" means the Agreement dated as
          ---------------------------------------
of March 31, 2001 between Debtor and Lender under which Lender has agreed to make certain credit extensions to Debtor in order to provide financing such that Debtor may acquire certain assets from Lender as more specifically described in the Purchase Agreement.

         "Purchase Agreement" means both that certain "Diastat Asset Purchase
          ------------------
Agreement" by and among Lender, Elan Pharmaceuticals, Inc. and Debtor and that certain "Mysoline Asset Purchase Agreement" between Lender and Debtor pursuant to which Debtor acquired (among other things) certain rights consisting of and/or relating to certain products commonly referred to as Diastat(R) and Mysoline(R) (the "Products").

         "Purchased Assets" has the meaning assigned to it in the Purchase
          ----------------
Agreement.

         "UCC" means the Uniform Commercial Code as the same may, from time to
          ---
time, be in effect in the State of California; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term "UCC" shall mean the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

         (c) Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

         (d) The rules of interpretation set forth in Section 1.03 of the Product Acquisition Financing Agreement shall be applicable to this Agreement and are incorporated herein by this reference.

         SECTION 2.  Security Interest.
                     -----------------

         (a) As security for the payment and performance of the Obligations, Debtor hereby pledges, assigns, transfers, hypothecates and sets over to Lender, and hereby grants to Lender a security interest in, all of Debtor's right, title and interest in, to and under the Purchased Assets (under each and both the Diastat Asset Purchase Agreement and the Mysoline Asset Purchase Agreement), whether the same may be composed of

               (i) general intangibles (including rights arising under common law, statutes, or regulations, New Drug Applications ["NDAs"] and modifications thereof, patents, trade names, trademarks (and associated goodwill), service marks, copyrights, and other forms of intellectual property),

               (ii)  furniture, fixtures or equipment,

               (iii) accounts or contract rights, or

               (iv) other assets and types of assets described on Schedule 2 attached hereto,

                                       2.

together with (A) all proceeds (including insurance proceeds and business interruption insurance proceeds) thereof, (B) any supporting obligations of the Purchased Assets, (C) all books, records and other documentation of the Debtor related to any of the Purchased Assets as they now exist or are hereafter amended, supplemented, revised or newly created, (D) any marketing materials, promotional items or other items constituting or in nature of "Marketing Materials" as that term is defined in the Purchase Agreement, as any of the same now exist or are hereafter amended, supplemented, revised or newly created, if the same relate to any of the other Collateral described herein; (E) regulatory approvals (including any NDA relating to the Products or the Purchased Assets) as any of the same now exist or are hereafter amended, supplemented, revised or newly created, if the same relate to any of the Products or Purchased Assets;
(F) any modifications or accessions to the Equipment referenced on Schedules 2
                                                                   -----------
and 3 attached hereto whenever occurring or arising, and (G) any of the
    -
Intellectual Property included in the Purchased Assets and all improvements, modifications, and know-how and negative know-how related to or derived from the Purchased Assets in the future, in each case wherever located and whether now existing or owned or hereafter acquired or arising (collectively, the "Collateral").

        (b) This Agreement shall create a continuing security interest in the Collateral which shall remain in effect until terminated in accordance with
Section 16 hereof.

        SECTION 3. Financing Statements, Etc. Debtor shall execute and deliver
                   -------------------------
to Lender concurrently with the execution of this Agreement, and Debtor hereby authorizes Lender to file (with or without Debtor's signature), at any time and from time to time thereafter, all financing statements, assignments, continuation financing statements, termination statements, and other documents and instruments, in form reasonably satisfactory to Lender, and take all other action, as Lender may reasonably request, to perfect and continue perfected, maintain the priority of or provide notice of the security interest of Lender in the Collateral. Debtor will join with Lender in notifying any third party who has possession of any Collateral of Lender's security interest therein and obtaining an acknowledgment from the third party that is holding the Collateral for the benefit of Lender.

        SECTION 4. Representations and Warranties.  Debtor represents and
                   ------------------------------
warrants to Lender that:

        (a) Debtor's chief executive office and principal place of business (as of the date of this Agreement) is located at the address set forth in Schedule
                                                                      --------
1; Debtor's jurisdiction of organization is set forth in Schedule 1; Debtor's
-                                                        ----------
exact legal name is as set forth in the first paragraph of this Agreement; the Purchased Assets and other Collateral will be located at the locations set forth in Schedule 1; and all other locations where Debtor conducts business or
   ----------
Collateral is kept (as of the date of this Agreement) or will be kept are set forth in Schedule 1.

                                       3.

        (b) Debtor is not and will not become a lessee under any real property lease or other agreement governing the location of Collateral at the premises of another Person pursuant to which the lessor or such other Person may obtain any rights in any of the Collateral, and no such lease or other such agreement now prohibits, restrains, impairs or will prohibit, restrain or impair Debtor's right to remove any Collateral from the premises at which such Collateral is situated, except for the usual and customary restrictions contained in such leases of real property.

        SECTION 5. Covenants.  So long as any of the Obligations remain
                   ---------
unsatisfied, Debtor agrees that:

        (a) Debtor shall do and perform all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Collateral.

        (b) Debtor shall give prompt written notice to Lender (and in any event not later than 10 days prior to any change described below in this subsection) of:

             (i) any change in the location of Debtor's chief executive office or principal place of business;

             (ii)  any change in the locations set forth in Schedule 1;
                                                            ----------

             (iii) any change in its name;

             (iv) any changes in, additions to or other modifications of its trade names and trade styles set forth in Schedule 1;
                                                  ----------

             (v) any changes in its identity or structure in any manner which might make any financing statement filed hereunder incorrect or misleading; and

             (vi)  any change in its jurisdiction of organization; provided that
                                                                   --------
        Debtor shall not locate any Collateral outside of the United States nor shall Debtor change its jurisdiction of organization to a jurisdiction outside of the United States.

        (c) Whenever any tangible Collateral with a value exceeding $100,000 is located upon premises in which any third party has an interest (whether as owner, mortgagee, beneficiary under a deed of trust or otherwise), Debtor shall, on or prior to the Closing Date (in the case of all such Collateral existing as of the Closing Date) and thereafter within 30 days following the location of any such Collateral on or to any such premises, use its best efforts to cause such third party to execute and deliver to Lender, in form and substance reasonably satisfactory to Lender, such waivers, subordinations and collateral access agreements, as Lender shall specify, so as to ensure that Lender's rights in such Collateral are, and will continue to be, superior to the rights of any such third party and to ensure that Lender shall have access to the Collateral in connection with the exercise of its remedies hereunder. Debtor will keep in full force and effect, and will comply with all the terms of, any lease of real property or other agreement concerning any premises at which any of the Collateral now or in the future may be located.

                                       4.

        SECTION 6.  Events of Default.  Any of the following events which shall
                    -----------------
occur shall constitute an "Event of Default" hereunder:

        (a) Debtor shall fail to pay within ten (10) calendar days of the date when due (without aggregating any applicable cure periods) (i) any payment obligation payable under this Agreement, the Product Acquisition Financing Agreement, and/or any Note, or (ii) any payment Obligation under any of the Diastat Purchase Agreement, the Mysoline Purchase Agreement, or any other Document, including without limitation any Obligation to indemnify Lender asset forth in the Documents, once such indemnity Obligation is liquidated.

        (b) An event comprising an "Event of Default" as defined in the Product Acquisition Financing Agreement shall occur.

        SECTION 7.  Remedies; Power of Attorney.
                    ---------------------------

        (a)   Upon the occurrence and continuance of any Event of Default,

Lender may declare any of the Obligations to be immediately due and payable and shall have, in addition to all other rights and remedies granted to it in this Agreement, the Product Acquisition Financing Agreement, any Note or any other Document, all rights and remedies of a secured party under the UCC and other applicable laws, subject to the limitations, if any, upon the exercise of such rights explicitly set forth in the Product Acquisition Financing Agreement. Without limiting the generality of the foregoing, Debtor agrees that: (i) (subject to the terms of the restrictions in the agreements referred to in
Section 5(c)) Lender may peaceably and without notice enter any premises of Debtor, take possession of any the Collateral, remove or dispose of all or part of the Collateral on any premises of Debtor or elsewhere, or, in the case of equipment, render it nonfunctional, and otherwise collect, receive, appropriate and realize upon all or any part of the Collateral, and demand, give receipt for, settle, renew, extend, exchange, compromise, adjust, or sue for all or any part of the Collateral, as Lender may determine; (ii) Lender may require Debtor to assemble all or any part of the Collateral and make it available to Lender at any place and time designated by Lender; (iii) Lender may secure the appointment of a receiver of the Collateral or any part thereof (to the extent and in the manner provided by applicable law); (iv) Lender may sell, resell, lease, use, assign, transfer or otherwise dispose of any or all of the Collateral in its then condition or following any commercially reasonable preparation or processing (utilizing in connection therewith any of Debtor's assets, without charge or liability to Lender therefor) at public or private sale, by one or more contracts, in one or more parcels, at the same or different times, for cash or credit, or for future delivery without assumption of any credit risk, all as Lender deems advisable; provided, however, that Debtor shall be credited with
                        --------  -------
the net proceeds of sale only when such proceeds are finally collected by Lender. Lender shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption, which right or equity of redemption Debtor hereby releases, to the extent permitted by law. Debtor hereby agrees that the sending of notice by ordinary mail, postage prepaid, to the address of Debtor specified in Section 9, of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof if such notice is sent ten days prior to the date of such sale or other disposition or the date on or after which such sale or other disposition may occur, provided that Lender may provide Debtor shorter notice or no notice, to
       --------
the extent permitted by the UCC or other applicable law.

                                       5.

        (b) The cash proceeds actually received from the sale or other disposition or collection of Collateral, and any other amounts received in respect of the Collateral the application of which is not otherwise provided for herein, shall be applied to the payment of the Obligations. Any surplus thereof which exists after payment and performance in full of the Obligations shall be promptly paid over to Debtor or otherwise disposed of in accordance with the UCC or other applicable law. Debtor shall remain liable to Lender for any deficiency which exists after any sale or other disposition or collection of Collateral.

        (c) Debtor waives, to the fullest extent permitted by law, (i) any right of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling of the Collateral or other collateral or security for the Obligations; (ii) any right to require Lender (A) to proceed against any Person, (B) to exhaust any other collateral or security for any of the Obligations, (C) to pursue any remedy in Lender's power, or (D) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Collateral; and (iii) all claims, damages, and demands against Lender arising out of the repossession, retention, sale or application of the proceeds of any sale of the Collateral.

        (d) Only after the occurrence of an Event of Default, Lender shall have the right to, in the name of Debtor, or in the name of Lender or otherwise, without notice to or assent by Debtor, and Debtor hereby constitutes and appoints Lender (and any of Lender's officers, employees or agents designated by Lender) as Debtor's true and lawful attorney-in-fact, with full power and authority to: (i) assert, adjust, sue for, compromise or release any claims under any policies of insurance; (ii) file any claims, take any action or institute, defend, settle or adjust any actions, suits or proceedings with respect to the Collateral, as Lender may deem necessary or desirable to maintain, preserve and protect the Collateral, to collect the Collateral or to enforce the rights of Lender with respect to the Collateral; (iii) execute any and all endorsements, assignments or other documents and instruments necessary to sell, lease, assign, convey or otherwise transfer title in or dispose of the Collateral; and (iv) execute any and all such other documents and instruments, and do any and all acts and things for and on behalf of Debtor, which Lender may deem necessary or advisable to maintain, protect, realize upon and preserve the Collateral and Lender's security interest therein. The foregoing power of attorney is coupled with an interest and irrevocable so long as the Obligations have not been paid and performed in full. Debtor hereby ratifies, to the extent permitted by law, all that Lender shall lawfully and in good faith do or cause to be done by virtue of and in compliance with this subsection (d).

        (e) Lender has no obligation to clean-up or otherwise prepare the Collateral for sale. Lender has no obligation to attempt to satisfy the Obligations by collecting them from any other Person liable for them and Lender may release, modify or waive any Collateral provided by any other Person to secure any of the Obligations, all without affecting Lender's rights against Debtor. Debtor waives any right it may have to require Lender to pursue any third Person for any of the Obligations. Lender may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. Lender may sell the Collateral without giving any warranties as to the Collateral. Lender may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. If Lender sells

                                       6.

any of the Collateral upon credit, Debtor will be credited only with payments actually made by the purchaser, received by Lender and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Lender may resell the Collateral and Debtor shall be credited with the proceeds of the sale.

        SECTION 8.  Purchase Money Security Interests. To the extent Debtor has
                    ---------------------------------
used or uses the proceeds of any of the Obligations to purchase Collateral, Debtor's repayment of the Obligations shall apply on a "first-in, first-out" basis so that the portion of the Obligations used to purchase a particular item of Collateral shall be paid in the chronological order the Debtor purchased the Collateral.

        SECTION 9.  Notices. All notices or other communications hereunder shall
                    -------
be in writing (including by facsimile transmission) and mailed, sent or delivered to the respective parties hereto at or to their respective addresses or facsimile numbers set forth below their names on the signature pages hereof, or at or to such other address or facsimile number as shall be designated by any party in a written notice to the other parties hereto. All such notices and other communications shall be effective (i) if delivered by hand, when delivered; (ii) if sent by mail, upon the earlier of the date of receipt or five business days after deposit in the mail, first class; and (iii) if sent by facsimile transmission, when sent, if the sender receives an answer-back confirmation that transmission was complete.

        SECTION 10. No Waiver; Cumulative Remedies. No failure on the part of
                    ------------------------------
Lender to exercise, and no delay in exercising, any right, remedy, power or privilege here-under shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to Lender.

        SECTION 11. Binding Effect. This Agreement shall be binding upon, inure
                    --------------
to the benefit of and be enforceable by Debtor, Lender and their respective successors and assigns. Debtor may not assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior express written consent of Lender, which consent shall not be unreasonably withheld. Any such purported assignment, transfer, hypothecation or other conveyance by Debtor without the prior express written consent of Lender shall be void. The Lender reserves the right to sell, assign, transfer or grant participations in all or any portion of the Lender's rights and obligations hereunder and under the other Acquisition Financing Documents to any other Person. Except in the case of assignments to an Affiliate of the Lender, any assignment by Lender shall be subject to the prior written consent of the Debtor at all times other than during the existence of an Event of Default, which consent shall not be unreasonably withheld. In the event of any such assignment, the assignee shall be deemed to be the "Lender" for all purposes of the Documents and succeed to all the rights and benefits of Lender hereunder (including the benefit of Section 18) as well as under the other Documents, and the obligations of Lender shall thereupon terminate. Debtor agrees that, upon any such sale, assignment, transfer or grant such assignee may enforce directly, without joinder of Lender, the rights of Lender set forth in this Agreement. Any such assignee shall be entitled to enforce Lender's rights and remedies under this Agreement to the same extent as if it were a "Lender" party hereto.

                                       7.

        SECTION 12. Governing Law. This Agreement shall be governed by, and
                    -------------
construed in accordance with, the law of the State of California without giving effect to conflict of laws principles, except as required by mandatory provisions of law and to the extent the validity or perfection of the security interests hereunder, or the remedies hereunder, in respect of any Collateral are governed by the law of a jurisdiction other than California.

        SECTION 13. Entire Agreement; Amendment. The Acquisition Financing
                    ---------------------------
Documents (including this Agreement) contain the entire agreement of the parties with respect to the subject matter thereof and shall not be amended except by the written agreement of the parties.

        SECTION 14. Severability. Whenever possible, each provision of this
                    ------------
Agree-ment shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.

        SECTION 15. Counterparts. This Agreement may be executed in any number
                    ------------
of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

        SECTION 16. Termination. Upon payment and performance in full of all
                    -----------
Obligations, the security interests created by this Agreement shall terminate and Lender shall promptly execute and deliver to Debtor such documents and instruments reasonably requested by Debtor as shall be necessary to evidence termination of all such security interests given by Debtor to Lender hereunder.

        SECTION 17. Conflicts.  In the event of any irreconcilable conflict or
                    ---------
inconsistency between this Agreement and the Product Acquisition Financing Agreement, the terms of the product Acquisition Financing Agreement shall control.

        SECTION 18. Costs and Expenses. Debtor agrees to pay on demand all costs
                    ------------------
and expenses of the Lender and its Affiliates, and fees and disbursements of counsel, in connection with (A) any Event of Default, (B) the enforcement or attempted enforcement of, and preservation of any rights or interests under, the Acquisition Financing Documents (excluding the Purchase Agreement because the cost and expense provisions contained therein shall govern the Purchase Agreement), (C) any out-of-court workout or other refinancing or restructuring or any bankruptcy or insolvency case or proceeding, and (D) the preservation of and realization upon any of the Collateral.

                                       8.

         (b) Any amounts payable to Lender under this Section 18 or otherwise under this Agreement if not paid upon demand shall bear interest from the date of such demand until paid in full, at the highest default rate of interest set forth in the Product Acquisition Financing Agreement.

                [Remainder of this page intentionally left blank]

                                       9.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Security Agreement, as of the date first above written.


                                        XCEL PHARMACEUTICALS, INC.


                                        By:    /s/ Michael T. Borer
                                               --------------------------------
                                        Title: President & CEO

                                        7475 Lusk Boulevard
                                        San Diego, CA 92121
                                        Attn.: Corporate Secretary
                                        Fax No. 858-657-0981


                                        ELAN PHARMA INTERNATIONAL LIMITED


                                        By:    /s/ David Hurley
                                               --------------------------------
                                        Title: Director

                                        Address:
                                        WIL House
                                        Shannon Business Park
                                        Shannon
                                        Co Clare, Ireland
                                        Attention: Company Secretary
                                        Facsimile: +353 61 362 097

                                   SCHEDULE 1
                            to the Security Agreement

1. Locations of Chief Executive Office and Other Locations, Including of Collateral

     a.   Chief Executive Office and Principal Place of Business:

          7475 Lusk Boulevard
          San Diego, CA 92121

     b.   Jurisdiction of organization:

          Delaware

     c.   Locations of Collateral:

          California
          Connecticut
          Florida
          New Jersey
          Tennessee
          Texas

     d.   Other locations where Debtor conducts business or Collateral is kept:

          None

2.   Trade Names and Trade Styles; Other Corporate, Trade or Fictitious Names,
     Etc.

          Xcel Pharmaceuticals, Inc.
          MJBC Corp.

                                   SCHEDULE 2

                                Purchased Assets
                                ----------------

        The "Collateral" shall include all the "Collateral" described in
Section 2 of this Security Agreement as well as all the "Purchased Assets" described in either and both of the "Diastat Asset Purchase Agreement" by and among Lender, Elan Pharmaceuticals, Inc. and Debtor and in that certain "Mysoline Asset Purchase Agreement" between Lender and Debtor pursuant to which Debtor acquired (among other things) certain rights consisting of and/or relating to certain products commonly referred to as Diastat(R) and Mysoline(R). Capitalized terms not defined below have the meanings they are defend to have in the applicable asset purchase agreement. The Purchased Assets include the following, all of which shall then comprise the "Collateral" the instant they are transferred, sold and assigned to Debtor:

              1. All of the following items of property listed in the Diastat Asset Purchase Agreement (subject to Section 2.02 thereof and except as otherwise provided on the "Seller Disclosure Schedule" provided pursuant to the Diastat Asset Purchase Agreement: (i) the Intellectual Property; (ii) the Registered Intellectual Property; (iii) the Assumed Contracts; (iv) the Books and Records; (v) the Regulatory Approvals; (vi) the Marketing Materials; and
(vii) the Equipment, where the capitalized terms are defined as follows:

                  (a)   "Intellectual Property" means any and all of the
                         ---------------------
following intellectual property rights owned by or licensed to Seller and its Affiliates and used exclusively in connection with the Business: (i) Patents,
(ii) Know-how; (iii) copyrights, copyright registrations and applications therefor, and all other rights corresponding thereto; (iv) internet domain names; (v) brand names, trade names, trade dress, logos, common law trademarks and service marks, and trademark and service mark registrations, renewals and applications therefor, including all good will of the Business symbolized thereby or associated therewith (excluding the Elan tradename and Elan trademark and logo); (vi) any similar or equivalent rights to any of the foregoing in the Territory; and (vii) rights to sue and recover damages or obtain injunctive relief for infringement, dilution or misappropriation of the items set forth in clauses (i) - (vi) above.

                  (b)   "Know-how" means all information and materials owned or
                         --------
licensed by Seller and its Affiliates and used exclusively in connection with the Business, including any Product specifications, technical knowledge, expertise, skill, practice, inventions, procedures, formulae, trade secrets, confidential information, analytical methodology, processes, preclinical, clinical, stability, toxicology and other data, market studies and all other experience and know-how, in tangible or intangible form, whether or not patented or patentable; provided, however, that Know-how shall not include (i) any plant, property, equipment or employees, and (ii) any items to the extent that any applicable Law prohibits their transfer or any transfer thereof would subject Seller or any of its Affiliates to any material Liability or other obligation.

                  (c)   "Registered Intellectual Property" means, as they relate
                         --------------------------------
exclusively to the Product, all of the following Intellectual Property registered in the Territory: (i) the Patents identified as follows:

                                     S-2-1

-------------------------------------------------------------------------------------------
   COUNTRY            SERIAL NO.         PATENT NO.       TITLE           STATUS

-------------------------------------------------------------------------------------------
CANADA             2,171,627 filed:                     Rectally-         PENDING
                   09/12/1994                           Administered,
                                                        Epileptic-
                                                        Seizure-
                                                        Inhibiting
                                                        Composition

-------------------------------------------------------------------------------------------
UNITED STATES      08/122,685 filed:     5,462,740      Rectally-         ISSUED, expires
                   09/17/1993            issued:        Administered,     09/17/2013
                                         10/31/1995     Epileptic-
                                                        Seizure-
                                                        Inhibiting
                                                        Composition

-------------------------------------------------------------------------------------------
UNITED STATES      08/172,599 filed:                    Rectally-         abandoned
                   12/21/1993                           Administered,
                                                        Epileptic-
                                                        Seizure-
                                                        Inhibiting
                                                        Composition

-------------------------------------------------------------------------------------------
WIPO               PCT/US94/ 10301                      Rectally-         abandoned end
                   filed: 09/12/1994                    Administered,     of Chapter II
                                                        Epileptic-
                                                        Seizure-
                                                        Inhibiting
                                                        Composition

-------------------------------------------------------------------------------------------


(ii) the registered trademarks and applications to register trademarks identified as follows:

          Trademark    Registration No./ Application No.   Country           Status
          ---------    ---------------------------------   -------           ------
          DIASTAT                 TMA465,699               Canada            Registered
          DIASTAT                  1,084,444               Canada            Pending
          DIASTAT                  1,819,386               United States     Registered


and (iii) the internet domain name Diastat.com domain name which is currently in the registration process.

               (d)  "Product" means (x) a viscous, aqueous-based composition of
                     -------
diazepam formulated by or on behalf of Seller for rectal administration, including any formulation covered by a Patent, and (y) any device licensed, sublicensed, developed or owned by the Seller, as of the Closing, for use in conjunction with the foregoing, together, as sold by or

                                     S-2-2
on behalf of Seller under the registered trademark "Diastat." Without limiting the foregoing, Product includes each of the formulations set forth under the term "Diastat" on Exhibit "A" to the Diastat Asset Purchase Agreement.

               (e)  "Assumed Contract" means any Contract or portion of a
                     ----------------
Contract to which Seller or any of its Affiliates is a party that relates exclusively to the manufacture, marketing, sale or distribution of the Product, including those Contracts listed on Section 6.06 of the Seller Disclosure Schedule, but excluding any Multi-Product Contracts.

               (f)  "Books and Records" means all files, documents, instruments,
                     -----------------
papers, books and records (scientific or financial), excluding Marketing Materials, owned by Seller or an Affiliate of Seller relating exclusively to the Business, including any pricing lists, training materials, customer lists, vendor lists, financial data and all documentation relating to the Intellectual Property or the Registered Intellectual Property, but excluding any such items to the extent that (i) any applicable Law prohibits their transfer or (ii) any transfer thereof would subject Seller or any of its Affiliates to any contractual or other Liability or obligation.

               (g)  "Regulatory Approvals" means, as they relate exclusively to
                     --------------------
the Product and to the extent owned or licensed by Seller, the new drug applications and new drug submissions for the Product identified below:

     Diastat submissions:

     1.   U.S. NDA 20-648
          Diastat(R) (diazepam rectal gel) Rectal Delivery System

     2.   Canadian NDS 9427-E0678-22
          Diastat(R)Rectal Delivery System (Diazepam Rectal Gel) 5 mg/mL

     3.   U.S. IND 35,624

     4.   Canadian IND File # 9427-A1163-24C Control # 059417

all supplements thereto and all regulatory files relating thereto, including any and all (i) regulatory filings and supporting documents, clinical studies and tests (excluding DEA licenses, and wholesale, distributor and pharmacy licenses); and (ii) records maintained under Good Manufacturing Practices ("GMPs") or other record keeping or reporting requirements of the FDA, the
  ----
Environmental Protection Agency, the Occupational Health and Safety Administration or any other Governmental or Regulatory Authorities, including all investigational new drug applications, abbreviated new drug applications, drug master files, FDA approvals for export, FDA warning letters, FDA Notices of Adverse Finding Letters, FDA audit reports (including any responses to such reports), all other correspondence and communications with Governmental or Regulatory Authorities in connection with the Product, adverse event files, IND safety reports and complaint files (as well as any foreign equivalents of the foregoing) with respect to the Product.

               (h)  "Marketing Materials" means all market research, marketing
                     -------------------
plans, media plans, advertising, promotional and marketing books and records owned by Seller and its

                                     S-2-3

Affiliates as of the Closing and used exclusively in connection with the marketing or promotion of the Product, other than any such items to the extent that (i) any applicable Law prohibits their transfer or (ii) any transfer thereof would subject Seller or any of its Affiliates to any contractual or other Liability or obligation.

               (i)  "Equipment" means the equipment set forth on Schedule 3 of
                     ---------
this Security Agreement.

          2. All of the following items of property listed in the Mysoline Asset Purchase Agreement (subject to Section 2.02 and except as otherwise provided on the Seller Disclosure Schedule to the Mysoline Asset Purchase Agreement): (i) the Intellectual Property; (ii) the Registered Intellectual Property; (iii) the Assumed Contracts; (iv) the Books and Records; (v) the Regulatory Approvals; and (vi) the Marketing Materials, where the capitalized terms are defined as follows:

               (a)  "Intellectual Property" means any and all of the following
                     ---------------------
intellectual property rights owned by or licensed to Seller and its Affiliates and used exclusively in connection with the Business: (i) Patents, (ii) Know-how; (iii) copyrights, copyright registrations and applications therefor, and all other rights corresponding thereto; (iv) brand names, trade names, trade dress, logos, common law trademarks and service marks, and trademark and service mark registrations, renewals and applications therefor, including all good will of the Business symbolized thereby or associated therewith (excluding the Elan tradename and the Elan trademark and logo); (v) any similar or equivalent rights to any of the foregoing in the Territory; and (vi) rights to sue and recover damages or obtain injunctive relief for infringement, dilution or misappropriation of the items set forth in clauses (i) - (v) above.

               (b)  "Know-how" means all information and materials owned or
                     --------
licensed by Seller and its Affiliates and used exclusively in connection with the Business, including any Product specifications, technical knowledge, expertise, skill, practice, inventions, procedures, formulae, trade secrets, confidential information, analytical methodology, processes, preclinical, clinical, stability, toxicology and other data, market studies and all other experience and know-how, in tangible or intangible form, whether or not patented or patentable; provided, however, that Know-how shall not include (i) any plant, property, equipment or employees, and (ii) any items to the extent that any applicable Law prohibits their transfer or any transfer thereof would subject Seller or any of its Affiliates to any material Liability or other obligation.

               (c)  "Registered Intellectual Property" means , as they relate
                     --------------------------------
exclusively to the Product, all of the following Intellectual Property registered in the Territory: (i) the registered trademarks and applications to register trademarks identified below:

Trademark    Registration No./ Application No.   Country            Status
---------    ---------------------------------   -------            ------
MYSOLINE                  569,143                United States      Registered


               (d)  "Product" means the chemical substance
                     -------
5-ethyldehydro-5-phenyl-4,6 (1H, 5H) pyrimidinedrone, otherwise known as Primidone, as sold by or on behalf of Seller

                                     S-2-4
under the registered trademark "Mysoline." Without limiting the foregoing, Product includes each of the formulations set forth on Exhibit A to the Mysoline Asset Purchase Agreement.

               (e)  "Assumed Contracts" means any Contract or portion of a
                     -----------------
Contract to which Seller or any of its Affiliates is a party that relates exclusively to the manufacture, marketing, sale or distribution of the Product, including those Contracts listed on Section 6.06 of the Seller Disclosure Schedule, but excluding any Multi-Product Contracts.

               (f)  "Books and Records" means all files, documents, instruments,
                     -----------------
papers, books and records (scientific or financial), excluding Marketing Materials, owned by Seller or an Affiliate of Seller relating exclusively to the Business, including any pricing lists, training materials, customer lists, vendor lists, financial data, and all documentation relating to the Intellectual Property or the Registered Intellectual Property, but excluding any such items to the extent that (i) any applicable Law prohibits their transfer or (ii) any transfer thereof would subject Seller or any of its Affiliates to any contractual or other Liability or obligation.

               (g)  "Regulatory Approvals" means, as they relate exclusively to
                     --------------------
the Product and to the extent owned or licensed by Seller, the new drug applications and new drug submissions for the Product identified below:

     Mysoline New Drug Applications:

          US NDA 10-401
          Mysoline(R) (primidone) Suspension

          US NDA 09-170
          Mysoline(R) (primidone) Tablets

all supplements thereto and all regulatory files relating thereto, including any and all (i) regulatory filings and supporting documents, clinical studies and tests (excluding DEA licenses, and wholesale, distributor and pharmacy licenses); and (ii) records maintained under Good Manufacturing Practices ("GMPs") or other record keeping or reporting requirements of the FDA, the Environmental Protection Agency, the Occupational Health and Safety Administration or any other Governmental or Regulatory Authorities, including all investigational new drug applications, abbreviated new drug applications, drug master files, FDA approvals for export, FDA warning letters, FDA Notices of Adverse Finding Letters, FDA audit reports (including any responses to such reports), all other correspondence and communications with Governmental or Regulatory Authorities in connection with the Product, adverse event files, IND safety reports and complaint files (as well as any foreign equivalents of the foregoing) with respect to the Product.

               (h)  "Marketing Materials" means all market research, marketing
                     -------------------
plans, media plans, advertising, promotional and marketing books and records owned by Seller and its Affiliates as of the Closing and used exclusively in connection with the marketing or promotion of the Product, other than any such items to the extent that (i) any applicable Law prohibits their transfer or (ii) any transfer thereof would subject Seller or any of its Affiliates to any contractual or other Liability or obligation.

                                     S-2-5

                                   SCHEDULE 3
                            to the Security Agreement

                                LIST OF EQUIPMENT
                                -----------------

                   (Source: Diastat Asset Purchase Agreement)

 .    Pressure/Vacuum Tank

 .    Cozzoli Hypak Syringe Filler

 .    Becton-Dickinson Hypak Stopper Placement Unit with Edwards Vacuum Pump (2)

 .    Accraply 350T Labeler

 .    MGS RCS-150 Rotary Cartoner

 .    MGS IPP-170V Pick-n-Place Outserter

 .    HI-Speed Topline VS2 series Check Weigher

 .    4-cavity free standing hardened steel injection mold - 3 cc (pediatric &
     universal) Shroud

 .    4-cavity free standing hardened steel injection mold - 5 cc (adult) Shroud

 .    4-cavity free standing hardened steel injection mold - 3 cc (pediatric &
     universal) Protective Cover

 .    4-cavity free standing hardened steel injection mold - 5 cc (adult)
     Protective Cover

 .    4-cavity free standing hardened steel injection mold - 3 cc (pediatric &
     universal) Seal Pin

 .    4-cavity free standing hardened steel injection mold - 5 cc (adult) Seal
     Pin

 .    4-cavity free standing hardened steel injection mold - 3 cc (pediatric &
     universal) Plunger Rod

 .    4-cavity free standing hardened steel injection mold - 5 cc (adult) Plunger
     Rod

 .    Corona-type treatement of Shroud for better label adherence - Lectro
     Engineering Lectro-Treater

                                      S-3